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                                                                   Exhibit 23(b)



                       Consent of Independent Accountants
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 and in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 16, 1998 appearing on page 21 of American Precision Industries Inc.'s Annual Report on Form 10-k for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ Price Waterhouse LLP
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PRICE WATERHOUSE LLP

Buffalo, New York
June 5, 1998